UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2014

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-12379

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K                                First Financial Bancorp.

Item 8.01    Other Events.

On December 18 and December 20, 2013, First Financial Bancorp (the “Company”) announced that it had entered into an Agreement and Plan of Merger with each of The First Bexley Bank and Insight Bank, respectively. On July 23, 2014, the Company received notice from the Office of the Comptroller of the Currency (the “Comptroller”) that both of these transactions have been approved by the Comptroller. Both transactions have been consummated effective August 7, 2014.

The Agreement and Plan of Merger with The First Bexley Bank was filed as an exhibit to a Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on December 23, 2013. The Agreement and Plan of Merger with Insight Bank was filed as an exhibit to a separate Form 8-K filed by the Company with the SEC on December 23, 2013.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release dated August 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Anthony M. Stollings
Anthony M. Stollings
Executive Vice President, Chief Financial Officer
and Chief Administrative Officer

Date:	August 7, 2014

Form 8-K                                First Financial Bancorp.

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 7, 2014.